UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2019

Central Index Key Number of the issuing entity: 0001766367

Benchmark 2019-B10 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-226943-02	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Wall Street, New York, New York	10005
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

On April 11, 2019, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance of the Benchmark 2019-B10 Mortgage Trust (“Issuing Entity”) Commercial Mortgage Pass-Through Certificates, Series 2019-B10 (the “Certificates”), pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2019 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

One mortgage loan, secured by the mortgaged property identified as “Atrium Two” on Exhibit B to the Pooling and Servicing Agreement (the “Atrium Two Mortgage Loan”), is an asset of the Issuing Entity and part of a whole loan (the “Atrium Two Whole Loan”) that includes the Atrium Two Mortgage Loan and one pari passu promissory note (the “Atrium Two Pari Passu Companion Loan”) that is not an asset of the Issuing Entity. The Pooling and Servicing Agreement provides that the Atrium Two Whole Loan will be serviced and administered (i) until the securitization of the controlling Atrium Two Pari Passu Companion Loan, under the Pooling and Servicing Agreement and (ii) from and after the securitization of the controlling Atrium Two Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The controlling Atrium Two Pari Passu Companion Loan was securitized on April 30, 2019 in connection with the issuance of a series of mortgage pass-through certificates entitled CF 2019-CF1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-CF1. Consequently, the Atrium Two Mortgage Loan is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of April 1, 2019 (the “CF 2019-CF1 PSA”), between CCRE Commercial Mortgage Securities, L.P., as depositor, KeyBank National Association, as master servicer (in such capacity, the “Non-Serviced Master Servicer”) and special servicer solely with respect to the Irving Market Center mortgage loan, LNR Partners, LLC, as special servicer (the “Non-Serviced Special Servicer”), Trimont Real Estate Advisors, LLC, as special servicer solely with respect to the 65 Broadway whole loan, Citibank, N.A., as trustee (in such capacity, the “Non-Serviced Trustee”), certificate administrator (in such capacity, the “Non-Serviced Certificate Administrator”), paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor (in such capacity, the “Non-Serviced Operating Advisor) and asset representations reviewer (in such capacity, the “Non-Serviced Asset Representations Reviewer”). The CF 2019-CF1 PSA is attached hereto as Exhibit 99.1.

The servicing terms of the CF 2019-CF1 PSA are substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated March 22, 2019 (the “Prospectus”), and the following:

•	The Non-Serviced Master Servicer will earn a primary servicing fee with respect to the Atrium Two Mortgage Loan that is to be calculated at 0.0200% (which includes any applicable sub-servicing fee rate).
•	Upon the Atrium Two Mortgage Loan becoming a specially serviced loan under the CF 2019-CF1 PSA, the Non-Serviced Special Servicer will earn a special servicing fee payable monthly with respect to such mortgage loan accruing at a rate equal to 0.25% per annum, until such time as such mortgage loan is no longer specially serviced. The special servicing fee is subject to a minimum fee of $3,500.
•	The Non-Serviced Special Servicer will be entitled to a workout fee equal to 1.0% of each payment of principal and interest (other than default interest) made by the related borrower after a workout. The workout fee is subject to a minimum fee of $25,000 and a $1,000,000 fee cap
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•	The Non-Serviced Special Servicer will be entitled to a liquidation fee equal to 1.0% of net liquidation proceeds received in connection with a liquidation. The liquidation fee is subject to a minimum fee of $25,000 and a $1,000,000 fee cap.
•	Under the CF 2019-CF1 PSA, so long as no control termination event has occurred and is continuing and other than in respect of any excluded loan thereunder, the special servicer thereunder may only be removed without cause by the related directing certificateholder under the CF 2019-CF1 PSA if either (i) LNR Partners, LLC or an affiliate thereof is no longer the special servicer thereunder or (ii) LNR Securities Holdings, LLC or an affiliate thereof owns, as of the date of the delivery of the related notice of termination, less than 25% of the certificate balance of the then-controlling class of certificates thereunder.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits:

	99.1	Pooling and Servicing Agreement, dated as of April 1, 2019, between CCRE Commercial Mortgage Securities, L.P., as depositor, KeyBank National Association, as master servicer and special servicer solely with respect to the Irving Market Center mortgage loan, LNR Partners, LLC, as special servicer, Trimont Real Estate Advisors, LLC, as special servicer solely with respect to the 65 Broadway whole loan, Citibank, N.A., as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

Dated: May 17, 2019

BMARK 2019-B10 – 8-K (CF1 Servicing Shift)